Exhibit 10.18

KLA-Tencor Corporation

2004 EQUITY INCENTIVE PLAN

NOTICE OF GRANT OF RESTRICTED STOCK UNITS

          Unless otherwise defined herein, the terms defined in the Plan shall have the same defined meanings in this Notice of Grant.

          Name: _______________________

          You have been granted  _________Restricted Stock Units. Each such Unit is equivalent to one Share of Common Stock of the Company for purposes of determining the number of Shares subject to this award.  None of the Restricted Stock Units will be issued (nor will you have the rights of a stockholder with respect to the underlying shares) until the vesting conditions described below are satisfied.  Additional terms of this grant are as follows:

Date of Grant	___________________, 2004

Expiration Date:	[1 day later than grant date]________, 2004

          FIFTY PERCENT (50%) OF THIS GRANT WILL VEST FOUR YEARS FROM THE DATE OF GRANT AND THE REMAINING FIFTY PERCENT (50%) OF THIS GRANT WILL VEST ONE YEAR THEREAFTER SO THAT FIVE YEARS FROM THE DATE OF THE GRANT, ALL OF THE VESTING CONDITIONS WILL BE SATISFIED.  YOU MUST REMAIN A SERVICE PROVIDER, IN GOOD STANDING, DURING THE ENTIRE VESTING PERIOD IN ORDER TO HAVE THE RIGHT TO ACQUIRE ANY OR ALL OF THE SHARES AFTER YEAR FOUR OR YEAR FIVE.

          You acknowledge and agree that this agreement and the vesting schedule set forth herein does not constitute an express or implied promise of continued engagement as a Service Provider for the vesting period, for any period, or at all, and shall not interfere with your right or the Company’s right to terminate your relationship as a Service Provider at any time, with or without cause.

          You hereby agree to accept as binding, conclusive and final all decisions or interpretations of the Administrator upon any questions relating to the Plan and this Award.

          By your signature and the signature of the Company’s repre-sentative below prior to the Expiration Date, you and the Company agree that  this Notice of Grant, the 2004 Equity Incentive Plan, attached hereto as Exhibit A, and the form of Restricted Stock Unit Agreement posted on the Company’s intranet at [Insert Link] constitute your entire agreement with respect to this Award and may not be modified adversely to your interest except by means of a writing signed by the Company and you.

GRANTEE:	KLA-Tencor Corporation

Signature	By

Print Name	Title